Exhibit 99.1

Relationship with Disney

Our relationship with Disney dates back to 1986, when we entered into a joint technical development effort with Disney that resulted in the Computer Assisted Production System (“CAPS”), a production system owned and used by Disney in some of its two-dimensional cel-based animated feature films. Disney first used CAPS for The Rescuers Down Under and has continued to use it for its subsequent animated feature films, such as The Lion King and Tarzan. In 1992, certain employees of Pixar and Disney were jointly awarded an Academy Award® for Scientific and Engineering Achievement for the development of CAPS.

In May 1991, we entered into a feature film agreement with Disney, which provided for the development, production and distribution of up to three feature-length motion pictures (the “Feature Film Agreement”). Toy Story was developed, produced and distributed under the Feature Film Agreement. In 1997, we extended our existing relationship with Disney by entering into the Co-Production Agreement. This agreement generally provides that we will be responsible for the development, pre-production and production of each Picture, while Disney will be responsible for the marketing, promotion, publicity, advertising and distribution of each Picture. The profits from the Pictures are shared equally between Pixar and Disney after Disney recovers a distribution fee and pre-agreed distribution costs. The term of this arrangement continues until the delivery of Cars to Disney.

We have produced six highly successful films to date. We believe that the success of our track record, combined with the strength of our financial resources, position us to negotiate a distribution arrangement that will provide us with more favorable economic terms and allow us to retain full ownership of our future films. Although we look forward to a more favorable agreement for films released after Cars, we also understand that such an agreement may increase some of the risks we face in the motion picture industry. See “Risk Factors — We face various distribution risks with respect to our feature films” and “Risk Factors — The Co-Production Agreement imposes several risks and restrictions on us.”

Co-Production Agreement

The following is a summary of the Co-Production Agreement, which was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 1996 (the “1996 Form 10-K”). The following summary is not complete, and reference is made to the Co-Production Agreement filed as an exhibit to the 1996 Form 10-K. This summary is qualified in all respects by such reference. Before making an investment decision with respect to our Common Stock, we encourage you to read the Co-Production Agreement.

Overview. On February 24, 1997, we entered into the Co-Production Agreement with Disney pursuant to which we, on an exclusive basis, agreed to produce the Pictures for distribution by Disney. Pixar and Disney agreed to co-finance the production costs of the Pictures, co-own the Pictures (with Disney having exclusive distribution and exploitation rights), co-brand the Pictures and share equally in the profits of each Picture and any related merchandise and other ancillary products, after recovery of all marketing and distribution costs (which are financed by Disney), a distribution fee paid to Disney and any other fees or costs, including any third-party participations. The Co-Production Agreement generally provides that we are responsible for the production of each Picture and that Disney is responsible for the marketing, promotion, publicity, advertising and distribution of each Picture. The first four original Pictures under the Co-Production Agreement were A Bug’s Life, Monsters, Inc., Finding Nemo and The Incredibles, which were released in November 1998, November 2001, May 2003 and November 2004, respectively. Toy Story 2, the theatrical sequel to Toy Story, was released in November 1999, and is also governed by the Co-Production Agreement, although it does not count towards the Pictures because it was a sequel. The Co-Production Agreement also contemplates that with respect to theatrical sequels, made-for-home video sequels, television productions, interactive media products and other derivative works related to the Pictures, we will have the opportunity to co-finance and produce such products or to earn passive royalties on such products. We will not share in any theme park revenues generated as a result of the Pictures.

Production. The Co-Production Agreement provides a green lighting mechanism for the five films to be developed and produced as Pictures. Cars was the fifth film to be green lit. Once the film has been green lit, we have final control over the production of the Picture. Disney is entitled to designate a representative at Pixar to monitor the production and production costs of the Pictures.

Financing of Development and Production. Pixar and Disney share equally in the production costs of the Pictures. Production costs are defined in the Co-Production Agreement to mean all costs and expenses we incur directly related to or fairly allocable to the creation, development, pre-production, production, post-production and delivery to Disney of the Pictures. Production costs, whether capitalized as film costs or expensed as incurred, include, among other things, all carrying costs we incur for retention of employees for production purposes and their associated overhead expenses, the costs of all treatments we prepare for submission to Disney, all costs of computer hardware and software used to develop the Pictures, and fair allocations of all costs and expenses we incur that are associated with or benefiting the Picture, including research and development, general and administrative and overhead expenses. The Co-Production Agreement provides mechanisms for the establishment of production budgets for each Picture. We may not exceed these contractually established production budgets without Disney’s written approval, subject to certain limited exceptions.

Distribution. Disney is solely responsible for financing the costs and expenses of the marketing, promotion, publicity, advertising and distribution of each Picture, subject to certain requirements, and has final control over all related decisions. Disney is obligated to consult with us regarding all such major marketing and distribution decisions, and we are entitled to designate a representative to monitor marketing and distribution of the Pictures. As the films under the Co-Production Agreement have been approved for production, Disney has committed initially to release each Picture within certain windows and not to release other Disney family films during certain windows. Further, each Picture is to be distributed and marketed under the Walt Disney Pictures brand (or the then current Disney brand for premier Disney movies) and is to be distributed and marketed by Disney in all markets and media and on a worldwide basis in a manner similar to that in which Disney then currently distributes and markets its premiere animated movies. In addition, the costs for marketing, distribution and promotion of the films and related products are incurred well in advance of the release of such films and products, and consequently, we experience a delay in the receipt of cash proceeds from such films and products until after Disney recovers such costs.

Division of Gross Receipts. Pixar and Disney are entitled to share equally in all gross receipts remaining after deduction of (1) a distribution fee to Disney, (2) mutually agreed participations (payments to third parties such as actors, composers and other artists contingent upon the success of the Pictures), if any, paid by either Disney or us, and (3) Disney’s distribution costs. Gross receipts include all revenues or other consideration received by Disney from the exploitation of the Pictures and any related merchandise, books, soundtracks and other tangible personal property based upon the Pictures, as more specifically provided in the Co-Production Agreement (collectively, “Merchandise”), subject to certain exceptions relating primarily to receipts from Disney’s affiliates. Distribution costs are broadly defined in the Co-Production Agreement to include out-of-pocket costs paid (or in certain instances, accrued for payment) to a third party (or in certain instances, to Disney’s affiliates) by Disney or certain of its affiliates, provided that such out-of-pocket costs are directly related or fairly allocable to the distribution of the Pictures and Merchandise. Pursuant to the Co-Production Agreement, we receive statements and payments of our share of gross receipts monthly within 45 days after the end of each calendar month for the first three years after the film’s release then quarterly thereafter, subject to certain exceptions, and we have the right to audit Disney’s books and records relating to the Pictures and Merchandise.

Derivative Works. Subject to certain exceptions, Disney and Pixar have mutual control of the decision to develop, produce or otherwise exploit any derivative works (or to transfer or license any rights to exploit any derivative works) during the term of the Co-Production Agreement or thereafter. Derivative works include theatrical sequels such as Toy Story 2, made-for-home video sequels, television productions such as Buzz Lightyear of Star Command, interactive media products such as Monsters, Inc., Finding Nemo and The Incredibles interactive games, and other derivative works as more specifically provided in the Co-Production Agreement (collectively, “Derivative Works”). Except in certain very limited circumstances, in the event of a disagreement over whether to proceed with a Derivative Work, Disney’s decision governs. We are to be given the option to co-finance and produce, or to participate on a passive financial basis with respect to, a Derivative Work that is (1) a theatrical motion picture, (2) a made-for-home video production, (3) a television production, (4) location-based entertainment that uses unique characters or other elements from any of the Pictures or Toy Story as its primary theme, or (5) an interactive product such as a CD-ROM, DVD, video game or arcade game (collectively, “Interactive Products”). Although Disney has given us the option to co-finance and co-produce theatrical sequels to A Bug’s Life, Toy Story 2, Monsters, Inc. and Finding Nemo, we have declined. Therefore, should Disney release these sequels, we will participate on a passive financial basis.

If we elect to co-finance and produce a Derivative Work, the Co-Production Agreement provides for the following:

(1) with respect to theatrical motion pictures and made-for-home video productions, the terms and conditions of the Co-Production Agreement are to be extended to cover such Derivative Works, subject to certain exceptions;

(2) with respect to (A) location-based entertainment using characters or other elements from a Picture or Toy Story as its primary theme and (B) television productions, Pixar and Disney are to agree mutually upon the terms and the conditions under which such work will be financed, produced and distributed, subject to certain specified requirements in the case of television productions; and

(3) with respect to Interactive Products, Disney and Pixar are to agree mutually upon the terms and conditions under which such Interactive Products shall be financed, produced and distributed, subject to certain commitments by Disney with respect to marketing and distribution and provided that there will be no distribution fee payable to Disney.

For live entertainment such as stage plays or ice shows, we are entitled to participate on a passive financial basis as specified in the Co-Production Agreement. For all other Derivative Works except theme parks, we are entitled to participate on a passive financial basis in such work and to receive a reasonable royalty to be mutually agreed upon if the work is a revenue-producing work. Disney has the sole and exclusive right in perpetuity to use, without compensation to us, each Picture, the characters there from and any story elements thereof in theme parks, location-based entertainment for which Picture or Toy Story characters or elements are not the primary theme and cruise ships.

A Derivative Work that is a theatrical motion picture does not count towards the five Pictures under the Co-Production Agreement. Accordingly, Toy Story 2 did not count as one of the five Pictures to be produced. Under the Co-Production Agreement, all provisions applicable to the original five Pictures apply to Toy Story 2 as well.

Creative Controls. Pixar has full creative control of the production of Cars. The Co-Production Agreement provides for certain dispute resolution procedures in the event of a disagreement.

Brand/Credit. The Co-Production Agreement sets forth Disney’s and Pixar’s intent that the Pixar brand be established as an equal brand to the Disney brand in connection with the Pictures, Merchandise and Derivative Works. The Co-Production Agreement provides that the Pixar logo, animated logo and credit shall be used in a manner that is perceptually equal to the Disney logo, animated logo and credit, subject to certain specific requirements.

Exclusivity. We have agreed not to release or authorize the release of any feature-length animated theatrical motion picture we produce, other than the Pictures and Derivative Works we produce under the Co-Production Agreement, until twelve months from delivery of the fifth Picture, Cars, under the Co-Production Agreement. We further agreed that we would not enter into any agreement with any third party for the development, production or distribution of any feature-length animated theatrical motion picture until after we delivered the third Picture, Finding Nemo, to Disney under the Co-Production Agreement, which occurred in April 2003. We have also agreed that we will not develop or produce any rides or attractions for major theme parks not owned or operated by Disney, and to give Disney a right to negotiate with respect to animated television productions or animated made-for-home video productions that we propose to produce during the term of the Co-Production Agreement. Disney, however, is not similarly restricted by the exclusivity provisions that bind us under the Co-Production Agreement and, therefore, may develop, produce, or distribute other feature-length animated and computer-animated theatrical motion pictures itself or enter into similar agreements with third parties. See “— Competition.”

Proprietary Rights. Under the Co-Production Agreement, the copyrights, trademarks and other intellectual property rights in and to the Pictures, all new and unique characters and story elements thereof and the audio- visual images thereof, and ancillary rights relating thereto, are jointly owned by Disney and Pixar on an undivided 50/50 basis, subject to our ownership rights in the technology and excluding any intellectual property rights previously owned by us or Disney. Disney has the exclusive distribution and exploitation rights with respect to the Pictures, Derivative Works and ancillary rights relating thereto. Under the Feature Film Agreement, Disney owns all of the proprietary rights associated with the first Toy Story film. Notwithstanding the foregoing, we own the copyright and all other intellectual property rights in and to all computer programs and other technology we develop or discover before, during or after the term of the Co-Production Agreement.

Term and Termination. The term of the Co-Production Agreement continues until the delivery to Disney of Cars, the fifth Picture produced and financed under the Co-Production Agreement, unless earlier terminated. For example, Disney is entitled to terminate the Co-Production Agreement in the event that certain types of competitors directly or indirectly acquire or control a 50% or greater ownership interest in Pixar or Pixar merges or consolidates into a competitor. Upon termination by Disney pursuant to the example above, Disney has certain rights to compel us to complete works in production. In the event of termination, the Co-Production Agreement provides that its terms and conditions continue to apply with respect to Pictures, Merchandise and Derivative Works that we have delivered to Disney or which Disney elects to have completed, as well as all future Merchandise and future Derivative Works relating thereto, but otherwise terminates.

Effect on Prior Agreements. All Derivative Works based on Toy Story including Toy Story 2 are to be governed by the Co-Production Agreement and not the original Feature Film Agreement. The original Feature Film Agreement now applies only to the rights and obligations of Disney and Pixar relating to the financial participation in, and the production and distribution of, the theatrical motion picture Toy Story and the financial participation in certain Merchandise related to Toy Story (unless gross receipts in any given month exceed a certain amount, in which case they will be subject to the Co-Production Agreement), subject to certain exceptions, and otherwise has no further force or effect. Additionally, under the Feature Film Agreement, Disney owns all of the proprietary rights associated with the first Toy Story film.